UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2008 (March 14, 2008)
Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)
10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)
(615) 263-3000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On March 14, 2008, Corrections Corporation of America, a Maryland corporation, sent to its customers the letter attached hereto as Exhibit 99.1. for delivery on March 17, 2008.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Letter to Customers

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 17, 2008	CORRECTIONS CORPORATION OF AMERICA
	By:	/s/ Todd J Mullenger
Todd J Mullenger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Letter to Customers